UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2015

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosures.

Reference is made to the information set forth in response to Item 8.01 below, which information is incorporated herein by reference.

Bank of the Ozarks, Inc. (the “Company”) has posted on the Investor Relations page of its internet website a slide presentation related to its proposed merger with C1 Financial, Inc. (“C1”). A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to such exhibit. The Company is not undertaking to update this presentation. A copy of the Bank of the Ozarks/C1 Bank Questions and Answers is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibits 99.2 and 99.3 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other events.

On November 9, 2015, Bank of the Ozarks, Inc. (the “Company”) and C1 Financial, Inc. (“C1”) announced that they have entered into a definitive agreement and plan of merger (the “Merger Agreement”), pursuant to which C1 will merge with and into the Company, with the Company continuing as a surviving corporation, and C1’s wholly-owned bank subsidiary, C1 Bank will merge with and into the Company’s wholly-owned bank subsidiary, Bank of the Ozarks, with Bank of the Ozarks continuing as the surviving bank. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

ADDITIONAL INFORMATION

This communication is being made in respect of the proposed merger transaction involving the Company and C1. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed merger, the Company will file with the SEC a registration statement on Form S-4 that will include a proxy statement of C1 and a prospectus of the Company. The Company and C1 also plan to file other documents with the SEC regarding the proposed merger transaction and a definitive proxy statement/prospectus will be mailed to shareholders of C1. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about the Company and C1 will be available without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from the Company’s website at http://www.bankozarks.com under the Investor Relations tab (in the case of documents filed by the Company) and on C1’s website at https://www.c1bank.com (in the case of documents filed by C1).

The Company and C1, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of C1 in respect of the proposed merger transaction. Certain information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015 and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on March 25, 2015. Certain information about the directors and executive officers of C1 is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 20, 2015, its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on March 10, 2015, and its Current Reports on Form 8-K, which were filed with the SEC on July 1, 2015 and September 14, 2015. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking information about the Company and C1 that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transaction between the Company and C1, the proposed impact of the merger on the Company’s financial results, including any expected increase in the Company’s book value and tangible book value per common share and any expected increase in diluted earnings per common share, acceptance by C1’s customers of the Company’s products and services, the opportunities to enhance market share in certain markets, market acceptance of the Company generally in new markets, and the integration of C1’s operations. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about the Company and C1. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond the parties’ control, including the parties’ ability to consummate the transaction or satisfy the conditions to the completion of the transaction, including the receipt of shareholder approval, the receipt of regulatory approvals required for the transaction on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of C1’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the proposed merger to close for any other reason; the effect of the announcement of the merger on customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees or customers); dilution caused by the Company’s issuance of additional shares of its common stock in connection with the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the diversion of management time on transaction related issues; general competitive, economic, political and market conditions and fluctuations; changes in the regulatory environment; changes in the economy affecting real estate values; C1’s ability to achieve loan and deposit growth; projected population and income growth in C1’s targeted market areas; volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans; and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its most recent Quarterly Report on Form 10-Q filed with the SEC, or described in C1’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and its most recent Quarterly Report on Form 10-Q filed with the SEC. The Company and C1 assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Document Description

99.1	Press Release dated November 9, 2015: Bank of the Ozarks, Inc. and C1 Financial, Inc. Enter into Definitive Agreement and Plan of Merger.

99.2	Investor Presentation dated November 9, 2015.

99.3	Bank of the Ozarks / C1 Bank Q&A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date: November 9, 2015	/s/ Greg L. McKinney
Greg L. McKinney
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated November 9, 2015: Bank of the Ozarks, Inc. and C1 Financial, Inc. Enter into Definitive Agreement and Plan of Merger.

99.2	Investor Presentation dated November 9, 2015.

99.3	Bank of the Ozarks / C1 Bank Q&A.